UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          SCHEDULE 14A




Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12



                      JLM Couture, Inc.
-------------------------------------------------------------
  (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.


                       JLM COUTURE, INC.
                    (a Delaware Corporation)
                 -----------------------------

                 Notice of 2003 Annual Meeting
                   of Shareholders to be held
                at 10:00 A.M. on [      ], 2003
                --------------------------------


To the Shareholders of
JLM COUTURE, INC.:

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the "Meeting") of JLM COUTURE, INC. (the "Company")
will be held on [       ], 2003 at 10:00 A.M. at the Company's
offices, located at 525 Seventh Avenue, Suite 1703, New York, NY 10018, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

     Proposal 1.    To elect one Class II Director to hold office
for three years and until the 2006 annual meeting of the shareholders at which his term expires or until his successor has been duly elected.

     Proposal 2.    To transact such other business as may properly
come before the Meeting.

     The Board of Directors has fixed [       ], 2003, at the close
of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours
from [       ], 2003 until the Meeting at the offices of the
Company.  The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                           By Order of the Board of Directors


                           Joseph E. O'Grady, Secretary
Date:   [         ], 2003

     Requests for additional copies of proxy material and the Company's Annual Report for its fiscal year ended October 31, 2002 should be addressed to Shareholder Relations, JLM Couture, Inc., 525 Seventh Avenue, Suite 1703, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.




                       JLM COUTURE, INC.

                 525 Seventh Avenue, Suite 1703
                       New York, NY 10018


                        Proxy Statement

     The enclosed proxy is solicited by the management of JLM Couture, Inc. (the "Company") in connection with the 2003 Annual
Meeting of Shareholders (the "Meeting") to be held on [        ],
2003 at 10:00 A.M. at the Company's offices located at 525 Seventh Avenue, Suite 1703, New York, NY 10018 and any adjournment thereof.
The Board of Directors (the "Board") has set [       ], 2003 as the
record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2002 ("Fiscal 2002")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 1,924,910 shares of Common Stock (the "Common Stock") outstanding at the close of
business on [       ], 2003 will be entitled to vote.  Each share
of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. All shares of our Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report
are being mailed to shareholders on or about [      ], 2003.  The
mailing address of the Company's principal executive offices is 525 Seventh Avenue, Suite 1703, New York, NY 10018.


PROPOSAL ONE.  ELECTION OF CLASS II DIRECTOR

     The Company's By-laws require the Company to have five or less directors. The number of directors is set by the Board and is currently three. The Board is divided into three classes of directors. Each class currently consists of one director. Class II, whose term expires at the Meeting, consists of Daniel M. Sullivan; Class I, whose term expires on 2005, consists of Joseph
E. O'Grady; and Class III, whose term expires in 2004, consists of Joseph L. Murphy. At the Meeting, one director will be elected to fill Class II. Mr. Sullivan is the nominee for election at the Meeting. If elected, Mr. Sullivan will serve for a term expiring at the 2006 annual meeting of shareholders.

     The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of Mr. Sullivan as a Class II Director unless authority is withheld.

     The following table sets forth certain information as to the person nominated for election as a director of the Company and for those directors whose terms of office will continue after the
Meeting:

                            Position with            Director
Name                Age     the Company              Since
----                ---     -------------            --------

Joseph L. Murphy     48     Chief Executive          April 1986
                            and Financial Officer,
                            Director

Daniel M. Sullivan   79     Chairman of the          September 1986
                            Board of Directors

Joseph E. O'Grady    81     Secretary and Director   February 1991


     Joseph L. Murphy, a founder of the Company, has been a director of the Company since its inception. During Fiscal 1992, Mr. Murphy was appointed President. In February 1993, Mr. Murphy was appointed Chief Executive Officer. Mr. Murphy is the brother of Mark Murphy, the Company's Vice President - Operations.

     Daniel M. Sullivan became a director in September 1986 and was elected Chairman of the Board in 1989. In 1989, Mr. Sullivan retired as President and Chief Executive Officer of Frost & Sullivan, Inc., a publicly-traded publisher of market research studies, a position he had held for more than five years prior to his retirement.

     Joseph E. O'Grady was appointed to the Board of Directors in February 1991. In December 1992, Mr. O'Grady was appointed Secretary of the Company. For more than the past five years, Mr. O'Grady has been the President of JOG Associates, Inc., a privately-held financial consulting firm based in Hicksville, NY. JOG Associates, Inc. arranges business financing and provides financial consulting services for closely-held companies.

     During Fiscal 2002, the Board met informally. It acted three times by unanimous written consent.


OTHER EXECUTIVE OFFICERS

                              Position with         Position
Name                Age       the Company           Held Since
----                ---       -------------         ----------


Mark Murphy         38        Secretary and         May 1993
                              Vice President-
                              Operations

Jerrold Walkenfeld  46        Principal Accounting  June 2002
                              Officer


     Mark Murphy was appointed Vice President - Operations in May 1993. Mr. Mark Murphy joined the Company in January 1993. Prior to his joining the Company, Mr. Mark Murphy was employed as a manager by Accurate Testing Co., a metals testing company based in California, a position he had held since 1988. Mr. Mark Murphy is the brother of Joseph L. Murphy, the Company's President.

     Jerrold Walkenfeld, Principal Accounting Officer, commenced employment with the Company in June 2002. Prior to that, since 1995, he was engaged by the Company as an outside consultant to render financial and accounting services for the Company. For more than the past five years, Mr. Walkenfeld has maintained an independent accounting practice. Mr. Walkenfeld is a certified public accountant.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2002 all executive officers and directors of the Company complied with all applicable filing requirements.

AUDIT AND COMPENSATION COMMITTEE

     During Fiscal 2002, the Audit and Compensation Committee (the "Audit Committee") consisting of Messrs. O'Grady and Sullivan met once.

AUDIT COMMITTEE REPORT

     The Audit Committee consists of a majority of independent directors all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2002 with management and with the Company's independent auditors, Goldstein Golub Kessler LLP ("GGK"). The Audit Committee has discussed with GGK the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from GGK required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with GGK its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2002 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2002 for filing with the Securities and Exchange Commission.

     Submitted by the members of the Audit Committee:

                                             Joseph E. O'Grady
                                             Daniel M. Sullivan


AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

     Audit fees billed to the Company by GGK during Fiscal 2002 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $67,000. The Company did not engage GGK to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2002. The Company did not engage GGK during Fiscal 2002 for any other non-audit services.

EXECUTIVE COMPENSATION

     The following table sets forth information relating to the cash compensation received during the Company's last three fiscal years by the Company's President. None of the Company's other officers had cash compensation in Fiscal 2002 of more than $100,000 per year:


                       SUMMARY COMPENSATION TABLE
                       --------------------------


Name and              Annual Com-  Other          Long Term      Other
Principal      Fiscal pensation    Annual Com-    Compensation   Compen-
Position       Year   Salary ($)   pensation ($)  Options        sation($)
---------      ------ -----------  -------------  ------------   ---------

Joseph L.      2002    325,000     202,807          100,000        37,009
Murphy,        2001    325,000      57,640             -            9,526
President      2000    302,083      65,430             -            8,616

Mark Murphy,   2002     97,243       5,000           12,000          -
Vice President
Operations

Jerrold        2002     90,921      13,920             -             -
Walkenfeld,
Principal
Accounting
Officer



EMPLOYMENT AGREEMENT

     Mr. Joseph L. Murphy has an employment agreement (the "Agreement") with the Company which provides for a base salary of $325,000 per year. As additional compensation, Mr. Murphy receives five percent (5%) of the Company's annual pre-tax profits. On August 14, 2001, the Board of Directors amended the Agreement to extend the term of Mr. Murphy's employment until May 19, 2006 and to award Mr. Murphy 200,000 restricted shares of Common Stock as additional compensation for services rendered and to be rendered pursuant to the Agreement. During Fiscal 2002, the Company also granted Mr. Murphy a bonus of $100,000 to compensate him for taxes incurred due to the stock bonus referral to above.


STOCK OPTION PLAN

     On August 26, 1996, the Company adopted a stock option plan (the "1996 Plan"). The 1996 Plan provides for the issuance of incentive and non-statutory stock options to employees, consultants advisors and/or directors for a total of up to 100,000 shares of Common Stock. The 1996 Plan was amended by the Board of Directors in September 1998 to increase the authorized number of shares thereunder from 100,000 to 250,000 shares. A majority of the Company's shareholders approved the amendment to the 1996 Plan in October 1998. The exercise price of options granted may not be less than the fair market of the shares on the date of grant (110% of such fair market value for a holder of more than 10% of the Company's Common Stock). The 1996 Plan will terminate on August 26, 2006.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL
               YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES


                                                       Value of
                                                       Unexercised
                                   Number              In-the-Money
                                   Of Unexercised      Options
                                   Options             At FYE
          Shares                   At FYE              Acquired ($)
          Acquired     Value       Exercisable/        Exercisable/
Name      On Exercise  Realized(1) Unexercisable       Unexercisable (1)
----      -----------  ----------- -------------       -----------------
Joseph L.         -         -      200,000(2)/100,000  51,500(2)/72,000
Murphy

Mark              -         -               0/12,000            0/8,640
Murphy

Joseph E.         -         -           5,000/22,000        5,350/19,340
O'Grady

Daniel M.         -         -           5,000/22,000        5,350/19,340
Sullivan

___________

<FN1>
(1)  Represents fair market value of Common Stock at October 31,
     2002 of $2.82 as reported by Nasdaq, less the exercise price.

<FN2>
(2) Subsequent to FYE, on February 24, 2003, the Company and Mr. Murphy agreed to cancel 200,000 of Mr. Murphy's exercisable options upon payment of $200,000 to Mr. Murphy. On that date, this payment represented an imputed discount of approximately 16% from the closing price of the Common Stock as reported by NASDAQ minus the exercise price of such options.

COMPENSATION OF DIRECTORS

     Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 2002, Mr. Sullivan received $30,000 and Mr. O'Grady received $44,356 as director fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 28, 2003, the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and (iii) by all officers and directors as a group:

                           Number of           Percent of
Names and Address          Shares Owned (1)    Outstanding Shares
-----------------          ----------------    ------------------

Joseph L. Murphy              704,858(2)(3)          36.15%
225 West 37th Street
New York, NY 10123

Daniel M. Sullivan             90,599(2)              4.69%
225 West 37th Street
New York, NY 10123

Joseph E. O'Grady              22,666(2)              1.16%

FMR Corp.                     197,100(4)             10.24%
82 Devonshire Street
Boston, MA 02109

Carl Seaman                   281,666(5)             14.63%
12 The Poplars
Roslyn, NY 11576

All Directors and
  officers as a
  group (4 persons)           845,180(2)             42.93%

_______________

<FN1>
(1) Unless otherwise indicated, all shares of Common Stock are owned directly.

<FN2>
(2)  Includes 25,000, 8,000, 8,000 and 44,000 shares for Messrs.
     Murphy, Sullivan, O'Grady and all officers and directors as a group, respectively, that are issuable upon exercise of presently exercisable options at an average exercise price of approximately $2.02 per share.

<FN3>
(3) 148,331 of these shares are pledged to a bank to secure a personal loan.

<FN4>
(4)  Based on information furnished to the Company on Schedule
     13G/A dated February 14, 2002.

<FN5>
(5) Based on information furnished to the Company on Schedule 13D dated June 1, 1995 filed with the Company on behalf of Mr.
     Seaman.

     The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 22, 1998, Mr. Joseph L. Murphy purchased from the Company 200,000 shares of Common Stock at a price of $2.25 per share, the market value of such shares on such date. The purchase was financed by Mr. Murphy executing a ten year promissory note due to the Company in the principal amount of $450,000. The promissory note bears interest at 5% per annum and requires annual principal payments of $45,000 with accrued interest. The purchase was approved by the unanimous consent of the Board. The Company sold these shares to Mr. Murphy because it was deemed to be in the best interests of the Company for him to increase his equity ownership in the Company to better align his interest with that of the other shareholders of the Company. $270,000 of this note currently remains unpaid. Interest is current through February 22, 2003 and the annual principal payment of $45,000 due on December 22, 2002 was paid. On October 16, 2000, the Company lent $29,000 to Mr. Joseph L. Murphy for personal reasons. Interest on this loan was payable monthly at a rate of 7% per annum and principal payments were to be made in accordance with the terms of a promissory note between Mr. Murphy and the Company. This note was repaid in full by Mr. Murphy in August 2002.

     Subsequent to FYE, on February 24, 2003, the Company and Mr. Murphy agreed to cancel 200,000 of Mr. Murphy's exercisable options upon payment of $200,000 to Mr. Murphy. On that date, this payment represented an imputed discount of approximately 16% from the closing price of the Common Stock as reported by NASDAQ minus the exercise price of such options.

OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected GGK, independent certified public accountants, auditors of the Company's financial statements for FY2002, as the auditors of the financial statements of the Company for its current fiscal year ending October 31, 2003. Representatives of GGK have been invited to attend the Meeting, but it is uncertain whether they will attend. If they do, they will be given the opportunity to make a statement and to answer questions any shareholder may have.

     GGK has a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.


SHAREHOLDERS' PROPOSALS

     Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 525 Seventh
Avenue, Suite 1703, New York, New York  10018 on or before [     ],
2003.

                              By Order of the Board of Directors



                              Joseph E. O'Grady
                              Secretary
Dated: February 28, 2003






                                                     APPENDIX A

                        JLM COUTURE, INC.

                     AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of a majority of directors who are independent of the management of JLM Couture, Inc. (the "Corporation") and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

            Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

            Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

            Review with the independent auditors, the company's internal auditor; and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

            Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year; and the coordination of such plans with the independent auditors.

            Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

            Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

            Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without the members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

            Review accounting and financial human resources and succession planning within the company.

            Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

            Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.






                                                         APPENDIX B

                      JLM COUTURE, INC.


                             PROXY



     This proxy is Solicited by the Board of Directors of JLM
Couture, Inc.

     Proxy for 2003 Annual Meeting of Shareholders.

     The undersigned hereby appoints Joseph L. Murphy and Joseph E. O'Grady proxies of the undersigned, with full power of substitution, to vote shares of Common Stock of the Company which the undersigned is entitled to vote at the 2002 Annual Meeting of
the Shareholders to be held on [      ], 2003 at 10:00 A.M. at the
Company's offices located at 525 Seventh Avenue, Suite 1703, New York, NY 10018 and any adjournments thereof as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS
GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1.


     (1)  ELECTION OF DIRECTOR:

     Instruction: To vote for the Class II Director nominee, place an X in Box Number 1.

     To withhold authority to vote for Class II Director nominee, place an X in Box Number 2.


     1. ____          Class II Director nominee - Daniel M. Sullivan


     2. ____          Withhold authority to vote for Class II
                      Director nominee Daniel M. Sullivan



       In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournment thereof.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR the nominee listed in proposal 1.


DATED:                  , 2003



(Signature)



(Signature, if held jointly)

Where stock is registered in the
names of two or more persons ALL
should sign.  Signature(s) should
correspond exactly with the name(s)
as shown above.  Please sign, date
and return promptly in the enclosed
envelope.  No postage need be affixed
if mailed in the United States.


       Requests for copies of proxy statements, the Company's Annual Report for Fiscal 2002, or the Company's Annual Report for Fiscal 2002 on Form 10-KSB should be addressed to Shareholder Relations, JLM Couture, Inc., 525 Seventh Avenue, Suite 1703, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.